Pro Forma Net Income And Earnings Per Share (Tables)	12 Months Ended
Mar. 31, 2012
Pro Forma Net Income And Earnings Per Share

Operating revenues, Operating income, Net income attributable to NTT and Earnings per share for the fiscal years ended March 31, 2010 and 2011, on an unaudited pro forma basis as though Dimension Data and its subsidiaries had been consolidated as of April 1, 2009, were as follows:

	2010	2011
	Millions of yen
Operating revenues	¥10,561,799	¥10,670,714
Operating income	1,121,978	1,225,016
Net income attributable to NTT	493,866	514,881
Earnings per share (Yen)	373.22	389.13